Exhibit 10.4

AMENDMENT NO. 1 TO PROMISSORY NOTE

AMENDMENT NO. 1 TO PROMISSORY NOTE (the "NOTE"), dated as of March 31, 2010 (this “Amendment”), among CORNERWORLD CORPORATION, a Nevada corporation (the “Borrower”) and MARC BLUMBERG. (“Lender”).

WITNESSETH:

WHEREAS, on August 28, 2009, the Borrower and the Lender party thereto entered into the Promissory Note dated as of February 23, 2009 (as it may be amended from time to time, the “Promissory Note”).

WHEREAS, the Borrower has requested, and the Lender has agreed, to amend the Promissory Note as set forth below.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, and for other good and valuable consideration, notwithstanding any provisions of the Promissory Note to the contrary, the parties hereto hereby agree to amend and replace in its entirety ARTICLE I (a), as follows:

a) Principal on the Note will be paid according to Schedule A, as attached hereto.

/s/ Scott N. Beck
By: Scott N. Beck
CORNERWORLD CORPORATION
Its: Chief Executive Officer

/s/ Marc Blumberg
By: Marc Blumberg

Schedule A to Promissory Note:

Scheduled Payment Date	Amount

June 2, 2009	$3,580

March 31, 2010	$1,000

April 30, 2010	$1,000

May 31, 2010	$1,000

June 30, 2010	$1,000

July 31, 2010	$1,000

August 31, 2010	$1,000

September 30, 2010	$1,000

October 31, 2010	$1,000

November 30, 2010	$1,000

December 31, 2010	$1,000

March 31, 2011	$15,000

June 30, 2011	$15,000

September 30, 2011	$15,000

December 31, 2011	$15,000

March 31, 2012	$15,000

June 30, 2012	$15,000

September 30, 2012	$15,000

December 31, 2012	$31,420